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                         NOTICE OF GUARANTEED DELIVERY

                             REGARDING THE OFFER BY

                           K-TRON INTERNATIONAL, INC.

                      TO PURCHASE FOR CASH 450,000 SHARES
                              AT $18.00 PER SHARE

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to tender shares pursuant to the Offer if (i) certificates for shares of common stock ("Shares") of K-Tron International, Inc., a New Jersey corporation (the "Company"), are not immediately available; (ii) time will not permit all required documents to reach American Stock Transfer & Trust Company, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in the Offer to Purchase, dated February 16, 2000 (the "Offer to Purchase")); or (iii) the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase. Tenders using this form may be made only by or through a firm or other entity that is a member in good standing of the Security Transfer Agent's Medallion Program.

                                  Depositary:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 40 Wall Street
                                   46th Floor
                           New York, New York, 10005

                           By Facsimile Transmission:
                        (for Eligible Institutions only)
                                 (718) 234-5001

                                For Information:
                                 (800) 937-5449

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
                           CONSTITUTE VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to K-Tron International, Inc. (the "Company"), upon the terms and subject to the conditions set forth in its Offer to Purchase, dated February 16, 2000, and the related Letter of Transmittal, receipt of which are hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

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   Number of Shares Tendered:
   ----------------------

   Certificate Nos. (if available):

             ------------------------------------------------------

             ------------------------------------------------------

   If Shares will be tendered by book-entry transfer to The Depository Trust Company, please check box:

   DTC Participant Number:
   -------------------------
--------------------------------------------------------------------------------

   Name(s) of Record Holder(s):

   ------------------------------------------------------

   ------------------------------------------------------

   Address(es):
   ---------------------------------------

   ------------------------------------------------------

   ------------------------------------------------------

   [ ]

   Area Code and
   Telephone Number:
   --------------------------------

                               CONDITIONAL TENDER

     Unless this box has been completed and a minimum specified, the tender will be deemed unconditional (see Section 2 of the Offer to Purchase).

     Minimum number of Shares that must be purchased, if they are purchased:

                        --------------- Shares (fill in)

Dated:                           , 2000
---------------------------------        ---------------------------------------
                                                          Signature

                                        2
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                                   GUARANTEE

     The undersigned, a firm or other entity that is a member in good standing of the Security Transfer Agent's Medallion Program, hereby: (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that the tender of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to American Stock Transfer & Trust Company, the Depositary, certificates representing the Shares tendered hereby, in proper form for transfer (or to tender Shares pursuant to the procedure for book-entry transfer into the Depositary's account at the Depository Trust Company if so specified on the foregoing page), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and any other required documents, within three Nasdaq trading days after the date of receipt hereof by the Depositary.

                                          Name of Firm:
                                          --------------------------------------
                                                          (PLEASE PRINT)

                                          Authorized Signature:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                          Address:
                                          --------------------------------------
                                                      (INCLUDE ZIP CODE)

                                          --------------------------------------
                                             (AREA CODE AND TELEPHONE NUMBER)

Dated:
---------------------------------, 2000

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